UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  3/5/2014

Tesco Corporation
(Exact name of registrant as specified in its charter)

Alberta	76-0419312
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

3993 West Sam Houston Parkway North Suite 100 Houston, Texas	77043-1221
(Address of Principal Executive Offices)	(Zip Code)
713-359-7000
(Registrant's telephone number, including area code)

Commission File Number:  001-34090

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) Appointment of New Directors
On March 5, 2014, the Board of Directors (the "Board") of Tesco Corporation (the "Company" or "TESCO") appointed Messrs. John P. Dielwart and Elijio V. Serrano to the Board to serve terms until the annual general and special meeting of the shareholders (the "Meeting") to occur on May 9, 2014. There are no arrangements or understandings between either of these gentlemen and any other persons pursuant to which these gentlemen were selected as a director, and neither gentleman has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Messrs. Dielwart and Serrano will be paid in accordance with the terms described in the section titled "Non-Employee Director Compensation" that begins on page 36 of the Company's Proxy Statement dated April 3, 2013 which is incorporated herein by reference.

Mr. John P. Dielwart: Mr. Dielwart has been appointed to sit on the Audit and Compensation Committees. He retired from ARC Resources Ltd. in January 2013 after serving as that company's Chief Executive Officer since 2001. He founded ARC Resources in 1996 and served as President until 2009. Since 1996, Mr. Dielwart has served on the board of directors of ARC Resourcs Ltd., a public company listed on the Toronto Stock Exchange. Mr. Dielwart graduated from the University of Calgary in 1977 with a Bachelor of Science with Distinction in Civil Engineering. Mr. Dielwart is a resident of Calgary, Alberta, Canada. His independence and experience as a public company chief executive officer in the energy industry qualify him to serve on our Board.

Mr. Elijio V. Serrano: Mr. Serrano has been appointed to sit on both the Audit Committee and the Corporate Governance and Nominating Committee. He currently serves as the Senior Vice President and Chief Financial Officer of TETRA Technologies Inc., positions he has held since August 2012. Prior thereto, he served as chief financial officer of UniversalPegasus International, a global project management, engineering, and construction management company, from October 2009 through July 2012. Mr. Serrano earned his B.B.A. degree in accounting and finance from the University of Texas at El Paso in 1979. Mr. Serrano's independence and experience as a public company executive in the energy industry qualify him to serve on our Board.

Item 5.03    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
On March 6, 2014, the Board voted to amend and restate the By-laws of the Company (as amended, the “By-laws”). The amendment to the By-laws was effective as of March 6, 2014, but, in accordance with the Business Corporations Act (Alberta) (the “ABCA”), is subject to shareholder confirmation at the Company’s 2014 Annual Meeting of Shareholders.
The By-laws effect the following substantive changes, in addition to certain other minor changes:
Advance Notice Requirements
Section 4.05 and Section 4.06 of the By-laws contain an advance notice provision that must be complied with in order for any shareholder to propose business (other than pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended) or nominate directors at an annual or special meeting of the Company’s shareholders.
A shareholder seeking to propose business (other than pursuant to Rule 14a-8) or nominate directors at an annual meeting of shareholders must give advance written notice to the Company not more than ninety (90) days, and not less than sixty (60) days, prior to the anniversary date of the prior year’s annual meeting of shareholders; provided, however, that in the event that no annual meeting was held the previous year or if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after the one-year anniversary date, notice by the shareholder to be timely must be so delivered, or mailed and received, not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of (1) the sixtieth (60th) day prior to such annual meeting; or (2) the tenth (10th) day following the day on which the Company first publicly announces the date of such annual meeting. In addition, the By-laws provide that, solely in the case of the first annual meeting of shareholders held following the adoption of the By-laws, such notice must be so delivered, or mailed and received, not later than the close of business on the fourteenth calendar day following the effective date of the By-laws.
A shareholder seeking to nominate a director for election at a special meeting of shareholders where the election of directors is properly on the agenda must give advance written notice to the Company not earlier than the close of business on the ninetieth (90th) day prior to such special meeting and not later than the close of business on the later of: (1) the sixtieth (60th) day prior to such special meeting; or (2) the tenth (10th) day following the day on which the Company first publicly announces the date of such special meeting.
The By-laws also contain certain specified requirements for the type of information required to be provided by any shareholder seeking to propose business or nominate directors at a meeting, including, but not limited to, a description of the business desired to be brought before the meeting, the text of such proposal, certain specified information about the proposing shareholder and, if applicable, any nominee for director, as well as such person’s affiliates and associates. The specific information required to be provided is more fully described in the By-laws, a copy of which is attached hereto as Exhibit 3.1.
Notice and Access
Section 11.01 of the By-laws permits the delivery of the Company’s proxy statement pursuant to “notice and access” rules.
Other Changes
The amended By-laws also contain changes to, among other things:

•	provide the Board with greater flexibility regarding the persons who may be authorized to execute contracts and instruments on behalf of the Company (Section 1.01);

•	confirm that documents may be signed in counterparts (Section 1.06);

•
update the procedures for calling a meeting of the Board of Directors, provide a mechanism for adjournment of meetings of the Board of Directors, and incorporate the requirement under the ABCA that at least one-quarter of the Board of Directors (and each committee) be resident Canadians (Part 3);

•
update: (1) the procedures for calling a special meeting of shareholders, (2) the order of presiding officers at shareholder meetings, (3) the voting procedures at shareholder meetings, and (4) the adjournment procedures for shareholder meetings (Sections 4.03, 4.04, 4.08 and 4.13);

•	update the description of officers contained in the By-laws (Part 5);

•	provide for the establishment and disclosure of director, officer and employee remuneration in a manner consistent with the ABCA (Part 6); and

•
provide for electronic payment of dividends, as well as prescribe the date on which unclaimed dividends are forfeited in accordance with Canadian law relating to unclaimed personal property (Sections 10.03 and 10.05).

The descriptions of the provisions of the By-laws contained in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the By-laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01    Other Events
The Meeting of the Company will occur on May 9, 2014 at the Hotel Sorella in Houston, Texas, USA. For the purposes of delivering notice of the Meeting to the registered shareholders, the record date of the Meeting shall be April 1, 2014.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibit.

Exhibit 3.1	Amended and Restated By-laws adopted March 6, 2014 by the Board of Directors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESCO CORPORATION

Date: March 11, 2014	By:	/s/ Dean Ferris
Dean Ferris, Sr. Vice President and General Counsel

Exhibit Index

Exhibit No.    Description

Exhibit 3.1	Amended and Restated By-laws adopted March 6, 2014 by the Board of Directors.